                                                                   Exhibit 10.45


                                SEVENTH AMENDMENT
                                     TO THE
                      FISHER SCIENTIFIC INTERNATIONAL INC.
                                 RETIREMENT PLAN

      WHEREAS, Fisher Scientific International Inc. (the "Company") has established and maintains the Fisher Scientific International Inc. Retirement Plan (the "Plan"); and

      WHEREAS, the Fisher Scientific International Inc. Administrative and Investment Committee (the "Committee") has the authority pursuant to Section
10.1 of the Plan to amend the Plan; and

      WHEREAS, the Committee desires to amend the Plan to authorize the use of a retroactive annuity starting date for certain distributions and clarify the marriage requirements for spousal benefits under the Plan;

      NOW, THEREFORE, be it resolved as follows:

      RESOLVED, the Plan shall be amended effective January 1, 2004 as follows:

1. Section 1.7 of Article I of the Plan shall be amended in its entirety to read as follows:

      1.7 "ANNUITY STARTING DATE" means the first day of the first period for which an amounts is paid or due to be paid under the Plan; provided, however, that such date shall not constitute a Retroactive Annuity Starting Date unless the requirements of Section 7.14 of the Plan are satisfied.

2. A new definition is hereby added to Article I of the Plan to read as follows:

            "RETROACTIVE ANNUITY STARTING DATE" means an Annuity Starting Date elected by a Participant that predates the furnishing of a Qualified Joint and Survivor Annuity explanation and meets the requirements of Section 7.14 of the Plan.

3. Section 7.1(b) of the Plan is hereby amended in its entirety to read as follows:

      (b) The Committee shall notify the Participant in writing concerning the right to elect an optional form of benefit and to designate a Beneficiary. Such notification will be made at least thirty (30) days but not more than ninety (90) days prior to the Annuity Starting Date unless the Participant affirmatively elects a Retroactive Annuity Starting Date as set forth in Section 7.14.

4. The last sentence of Section 7.3 is hereby amended in its entirety to read as follows:

      "Election Period" shall mean, with respect to a Qualified Joint and Survivor Annuity, the 90-day period ending on the Annuity Starting Date unless the Participant affirmatively elects a

Retroactive Annuity Starting Date as described in Section 7.14 (with the consent of the Spouse, as applicable).

5.    A new Section 7.14 is hereby added to the Plan to read as follows:

      7.14. ELECTION TO USE RETROACTIVE ANNUITY STARTING DATE. In accordance with Treasury Regulations Section 1.417(3)-1, effective as of January 1, 2004, a Participant may elect, with spousal consent if applicable, a Retroactive Annuity Starting Date subject to the following conditions:

      (a) NO APPLICATION TO LUMP SUM FORM OF DISTRIBUTION. A Participant may not elect a Retroactive Annuity Starting Date if the Participant elects or has elected to receive a lump sum distribution under the Plan.

      (b) DETERMINATION OF RETROACTIVE ANNUITY STARTING DATE. A Participant may elect a Retroactive Annuity Starting Date that is not earlier than the latest of (i) the date as of which the Participant could have otherwise started receiving benefits under the Plan, or (ii) the date the Participant applies to the Plan Administrator, in writing, to commence benefit distributions.

      (c) AFFIRMATIVE ELECTION BY PLAN PARTICIPANT REQUIRED. A Participant must affirmatively elect to commence distributions as of a Retroactive Annuity Starting Date. In the absence of such election, distributions shall be determined as of and commence in accordance with the Annuity Starting Date.

      (d) SPOUSAL CONSENT REQUIRED. If a Participant elects a Retroactive Annuity Starting Date, the Participant's Spouse must consent to the Participant's election. In the absence of such spousal consent, distributions shall be determined as of and commence in accordance with the Annuity Starting Date. If the Participant's Spouse as of the Retroactive Annuity Starting Date would not be the Participant's Spouse determined as if the date distributions commence was the Participant's Annuity Starting Date, consent of the former spouse is not required unless otherwise provided under a qualified domestic relations order.

      (e) MAKE-UP PAYMENTS AND INTEREST CALCULATION. If a Participant elects a Retroactive Annuity Starting Date, the Participant shall receive a make-up payment to reflect any missed payment or payments for the period from the Retroactive Annuity Starting Date to the date of the actual make-up payment with an appropriate adjustment for interest. Interest on such make-up payments shall be calculated using the interest rate for determination of the actuarial equivalence for a lump sum distribution as set forth in Section 1.4 of the Plan.

      (f) TIMING OF NOTICE AND CONSENT REQUIREMENTS FOR RETROACTIVE ANNUITY STARTING DATE. In the case of a Retroactive Annuity Starting Date, the written explanation required by Code Section 417(a)(3)(A) and Sections 7.1 and 7.3 must be provided no less than 30 days and no more than 90 days before the date of the first actual payment of benefits based on the Retroactive Annuity Starting Date. The written explanation may be provided less than 30 days prior to the first actual payment of benefits subject to the requirements of Section 7.1(c).

      (g) NO ELECTION OF RETROACTIVE ANNUITY STARTING DATE BY SURVIVING SPOUSE OR BENEFICIARY. A Surviving Spouse or Beneficiary of a Participant may not elect a Retroactive Annuity Starting Date under the Plan.

5. The definition of "Annuity Starting Date" in Section 1 of Part I of Schedule A to the Plan (the "Fisher Component") is hereby amended in its entirety to read as follows:

      "Annuity Starting Date" means (i) the first day of the first period for which a benefit is payable as an annuity, or (ii) in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit; provided, however, that such date shall not constitute a Retroactive Annuity Starting Date unless the requirements of Section 6.3.1 of the Fisher Component are satisfied.

6.    A new definition of "Retroactive Annuity Starting Date" is hereby added to
Section 1 of Part I of the Fisher Component to read as follows:

      "Retroactive Annuity Starting Date" means an Annuity Starting Date elected by a Participant that predates the furnishing of a Joint and Survivor Annuity explanation and meets the requirements of Section 6.3.1 of the Fisher Component.

7. The first sentence of the third paragraph of Section 6.3 of the Fisher Component is hereby amended in its entirety to read as follows:

      A Participant may elect, in writing, at any time at least 30 days but not more than 90 days prior to the Annuity Starting Date, to reject the Joint and Survivor Benefit and receive the normal form or an optional form of benefit unless the Participant affirmatively elects a Retroactive Annuity Starting Date as set forth in Section 6.3.1. The Participant may elect to waive the 30-day notice period prior to the Annuity Starting Date if distribution commences more than seven days after such explanation is provided.

8. A new Section 6.3.1 is hereby added to the Fisher Component to read as follows:

      6.3.1. Election to Use Retroactive Annuity Starting Date. In accordance with Treasury Regulations Section 1.417(3)-1, effective as of January 1, 2004, a Participant may elect, with spousal consent if applicable, a Retroactive Annuity Starting Date subject to the following conditions:

      (a) No Application to Lump Sum Form of Distribution. A Participant may not elect a Retroactive Annuity Starting Date if the Participant elects or has elected to receive a lump sum distribution under the Plan.

      (b) Determination of Retroactive Annuity Starting Date. A Participant may elect a Retroactive Annuity Starting Date that is not earlier than the latest of (i) the date as of which the Participant could have otherwise started receiving benefits under the Plan, or (ii) the date the Participant applies to the Plan Administrator, in writing, to commence benefit distributions.

      (c) Affirmative Election by Plan Participant Required. A Participant must affirmatively elect to commence distributions as of a Retroactive Annuity Starting Date. In the absence of such election, distributions shall be determined as of and commence in accordance with the Annuity Starting Date.

      (d) Spousal Consent Required. If a Participant elects a Retroactive Annuity Starting Date, the Participant's Eligible Spouse must consent to the Participant's election. In the absence of such spousal consent, distributions shall be determined as of and commence in accordance with the Annuity Starting Date. If the Participant's Eligible Spouse as of the Retroactive Annuity Starting Date would not be the Participant's Eligible Spouse determined as if the date distributions commence was the Participant's Annuity Starting Date, consent of the former spouse is not required unless otherwise provided under a qualified domestic relations order.

      (e) Make-Up Payments and Interest Calculation. If a Participant elects a Retroactive Annuity Starting Date, the Participant shall receive a make-up payment to reflect any missed payment or payments for the period from the Retroactive Annuity Starting Date to the date of the actual make-up payment with an appropriate adjustment for interest. Interest on such make-up payments shall be calculated using the interest rate for determination of the actuarial equivalence for a lump sum distribution as set forth in the definition of "Actuarial Equivalent" in this Fisher Component.

      (f) Timing of Notice and Consent Requirements for Retroactive Annuity Starting Date. In the case of a Retroactive Annuity Starting Date, the written explanation required by Code Section 417(a)(3)(A) and
            Section 6.3 must be provided no less than 30 days and no more than 90 days before the date of the first actual payment of benefits based on the Retroactive Annuity Starting Date. The written explanation may be provided less than 30 days prior to the first actual payment of benefits subject to the requirements of Section 6.3.

      (g) No Election of Retroactive Annuity Starting Date by Surviving Spouse or Beneficiary. An Eligible Spouse or Beneficiary of a Participant may not elect a Retroactive Annuity Starting Date under the Plan.

9. The definition of "Eligible Spouse" in Section 1.21 of Part II of Schedule A to the Plan (the "Clinical Division Component") is hereby amended in its entirety to read as follows:

      1.21. "Eligible Spouse" means the spouse of a Participant to whom the Participant has been legally married for at least one (1) year prior to the Participant's death.

10. The second paragraph of Section 6.3(b) of the Clinical Division Component shall be amended in its entirety to read as follows:

      The written explanation shall be provided at least 30 days but not more than 90 days prior to the first date on which he is entitled to payment from the Fund unless the Participant affirmatively elects a Retroactive Annuity Starting Date as defined and set forth in Section 6.3(c) of the Clinical Division Component. The Participant may elect to waive the 30-day notice period prior to the date of payment if distribution commences more than seven days after such explanation is provided.

11. A new subsection (c) is hereby added to Section 6.3 of the Clinical Division Component to read as follows:

      (c) Election to Use Retroactive Annuity Starting Date. In accordance with Treasury Regulations Section 1.417(3)-1, effective as of January 1, 2004, a Participant may elect, with spousal consent if applicable, a Retroactive Annuity Starting Date subject to the following conditions:

            (1) Definition of Retroactive Annuity Starting Date. A "Retroactive Annuity Staring Date" means a date for payment from the Clinical Division Component elected by a Participant that predates the furnishing of a joint and survivor annuity explanation and meets the requirements of this Section.

            (2) No Application to Lump Sum Form of Distribution. A Participant may not elect a Retroactive Annuity Starting Date if the Participant elects or has elected to receive a lump sum distribution under the Plan.

            (3) Determination of Retroactive Annuity Starting Date. A Participant may elect a Retroactive Annuity Starting Date that is not earlier than the latest of (A) the date as of which the Participant could have otherwise started receiving benefits under the Plan, or (B) the date the Participant applies to the Plan Administrator, in writing, to commence benefit distributions.

            (4) Affirmative Election by Plan Participant Required. A Participant must affirmatively elect to commence distributions as of a Retroactive Annuity Starting Date. In the absence of such election, distributions shall be determined as of and commence in accordance with the normal payment commencement date.

            (5) Spousal Consent Required. If a Participant elects a Retroactive Annuity Starting Date, the Participant's Eligible Spouse must consent to the Participant's election. In the absence of such spousal consent, distributions shall be determined as of and commence in accordance with the normal payment commencement date. If the Participant's Eligible

                  Spouse as of the Retroactive Annuity Starting Date would not be the Participant's Eligible Spouse determined as if the date distributions commence was the Participant's normal payment commencement date, consent of the former spouse is not required unless otherwise provided under a qualified domestic relations order.

            (6) Make-Up Payments and Interest Calculation. If a Participant elects a Retroactive Annuity Starting Date, the Participant shall receive a make-up payment to reflect any missed payment or payments for the period from the Retroactive Annuity Starting Date to the date of the actual make-up payment with an appropriate adjustment for interest. Interest on such make-up payments shall be calculated using the interest rate for determination of the actuarial equivalence for a lump sum distribution as set forth in the definition of "Actuarial Equivalent" in this Clinical Division Component.

            (7) Timing of Notice and Consent Requirements for Retroactive Annuity Starting Date. In the case of a Retroactive Annuity Starting Date, the written explanation required by Code
                  Section 417(a)(3)(A) and Section 6.3 must be provided no less than 30 days and no more than 90 days before the date of the first actual payment of benefits based on the Retroactive Annuity Starting Date. The written explanation may be provided less than 30 days prior to the first actual payment of benefits subject to the requirements of Section 6.3(b).

            (8) No Election of Retroactive Annuity Starting Date by Surviving Spouse or Beneficiary. An Eligible Spouse of a Participant may not elect a Retroactive Annuity Starting Date under the Plan.

12. Section 8.2(b) of Part III of Schedule A to the Plan (the "Hamilton Component") shall be amended in its entirety to read as follows:

      (b) No amount shall be payable to a Participant's spouse in accordance with this Section 8.2 unless she or he presents evidence satisfactory to the trustees that she or he was legally married to the Participant on the date retirement benefits are to commence.

13. The first sentence of Section 8.3(c) of the Hamilton Component shall be amended in its entirety to read as follows:

      At least thirty (30) days but no more than ninety (90) days prior to a Participant's expected date of commencement of benefits, or otherwise consistent with such regulations as the Secretary of the Treasury may prescribe, the Employer shall give written notice of the terms and conditions of a Joint and Survivor Annuity to the Participant unless the Participant affirmatively elects a Retroactive Annuity Starting Date as defined and set forth in Section 8.3.1 of the Hamilton Component. The Participant may elect to waive the 30-day notice period prior to the date of payment if distribution commences more than seven days after such explanation is provided.

14. A new Section 8.3.1 is hereby added to the Hamilton Component to read as follows:

     8.3.1. Election to Use Retroactive Annuity Starting Date. In accordance with Treasury Regulations Section 1.417(3)-1, effective as of January 1, 2004, a Participant may elect, with spousal consent if applicable, a Retroactive Annuity Starting Date subject to the following conditions:

            (a) Definition of Retroactive Annuity Starting Date. A "Retroactive Annuity Staring Date" means a date for payment from the Clinical Division Component elected by a Participant that predates the furnishing of a joint and survivor annuity explanation and meets the requirements of this Section.

            (b) No Application to Lump Sum Form of Distribution. A Participant may not elect a Retroactive Annuity Starting Date if the Participant elects or has elected to receive a lump sum distribution under the Plan.

            (c) Determination of Retroactive Annuity Starting Date. A Participant may elect a Retroactive Annuity Starting Date that is not earlier than the latest of (i) the date as of which the Participant could have otherwise started receiving benefits under the Plan, or (ii) the date the Participant applies to the Plan Administrator, in writing, to commence benefit distributions.

            (d) Affirmative Election by Plan Participant Required. A Participant must affirmatively elect to commence distributions as of a Retroactive Annuity Starting Date. In the absence of such election, distributions shall be determined as of and commence in accordance with the normal payment commencement date.

            (e) Spousal Consent Required. If a Participant elects a Retroactive Annuity Starting Date, the Participant's spouse must consent to the Participant's election. In the absence of such spousal consent, distributions shall be determined as of and commence in accordance with the normal payment commencement date. If the Participant's spouse as of the Retroactive Annuity Starting Date would not be the Participant's spouse determined as if the date distributions commence was the Participant's normal payment commencement date, consent of the former spouse is not required unless otherwise provided under a qualified domestic relations order.

            (f) Make-Up Payments and Interest Calculation. If a Participant elects a Retroactive Annuity Starting Date, the Participant shall receive a make-up payment to reflect any missed payment or payments for the period from the Retroactive Annuity Starting Date to the date of the actual make-up payment with an appropriate adjustment for interest. Interest on such make-up payments shall be calculated using the interest rate for determination of the actuarial equivalence for a lump sum distribution as set forth in the definition of "Actuarial Equivalent" in this Clinical Division Component.

            (g) Timing of Notice and Consent Requirements for Retroactive Annuity Starting Date. In the case of a Retroactive Annuity Starting Date, the written explanation required by Code
                  Section 417(a)(3)(A) and Section 6.3 must be provided no less than 30 days and no more than 90 days before the date of the first actual payment of benefits based on the Retroactive Annuity Starting Date. The written explanation may be provided less than 30 days prior to the first actual payment of benefits subject to the requirements of Section 6.3(b).

            (h) No Election of Retroactive Annuity Starting Date by Surviving Spouse or Beneficiary. An Eligible Spouse or Beneficiary of a Participant may not elect a Retroactive Annuity Starting Date under the Plan.

      RESOLVED, FINALLY, that all other provisions of the Plan shall remain in full force and effect.

      IN WITNESS WHEREOF, the Fisher Scientific International Inc. Retirement Plan is amended this 14th day of April, 2004.

                                                   ADMINISTRATIVE AND INVESTMENT
                                                   COMMITTEE

                                                   /s/ Paul M. Meister
                                                   _____________________________
                                                   Paul M. Meister


                                                   /s/ Todd M. DuChene
                                                   _____________________________
                                                   Todd M. DuChene